 Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Composite Technology Corporation (the "Company") Annual Report on Form 10-K for the year ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Benton H Wilcoxon, Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2) The information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company.

/s/ Benton H Wilcoxon Benton H Wilcoxon Chief Executive Officer (Principal Executive Officer) Date: December 14, 2007